Exhibit 32.2

Certification of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of InvestNet, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Terence Ho, the Chief Financial Officer of the Company, hereby certifies, pursuant to Exchange Act Rule 13a-14(b) or 15d-14(b) and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Terence Ho

Chief Financial Officer

Date:  April 13, 2005